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                                                                    EXHIBIT 10.3


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         AMENDED AND RESTATED EMPLOYEE AGREEMENT dated as of July 31, 2000, by and between Unisphere Solutions, Inc. with its principal place of business at One Executive Drive, Chelmsford, Massachusetts 01824 (the "Company"), and James
A. Dolce, Jr. (the "Executive"),

        WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of March 14, 1999 (the "Original Agreement");

        WHEREAS, the Company and the Executive desire to amend and restate the Original Agreement upon the terms set forth herein.

        Accordingly, the parties hereto agree as follows:

         1. TERM. The Company hereby employs the Executive, and the Executive hereby accepts such employment, for an initial term commencing as of the date hereof and ending on January 1, 2003, unless sooner terminated in accordance with the provisions of Section 4 or 5, with such employment to continue for successive one-year periods in accordance with the terms of this Agreement (subject to termination as aforesaid) unless either party notifies the other party in writing prior to 30 days before the expiration of the initial term and each annual renewal thereof (the period during which the Executive is employed hereunder being hereinafter referred to as the "Term").

         2. DUTIES. During the Term, the Executive shall be employed by the Company as President and Chief Executive Officer of the Company and its subsidiaries. As such, the Executive shall faithfully perform for the Company the duties of said offices and shall perform such other duties of an executive, managerial or administrative nature consistent with such offices as shall be specified and designated from time to time by the Board of Directors of the Company. The Executive shall devote substantially all his business time and effort to the performance of his duties hereunder.

         3. COMPENSATION.


             3.1 BASE SALARY. The Company shall pay the Executive during the Term a base salary at the rate of $270,000 per annum (the "Annual Salary"), in accordance with the customary payroll practices of the Company applicable to senior executives. The Annual Salary shall be reviewed at least annually by the Compensation Committee of the Board of Directors of the Company, but shall not be decreased.

             3.2 BONUS. During the Term, in addition to the Annual Salary, the Executive shall have the opportunity to receive an additional bonus in an amount equal to 40% of his Annual Salary (the "Target Bonus").

             3.3 BENEFITS - In General. The Executive shall be entitled during the Term to participate in any group life, hospitalization or disability insurance plans, health programs,
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retirement plans, fringe benefit programs and similar benefits that may be available to other senior executives of the Company generally, on the same terms as such other executives.

             3.4 EXPENSES. The Company shall pay or reimburse the Executive for all ordinary and reasonable out-of-pocket expenses actually incurred (and, in the case of reimbursement, paid) by the Executive during the Term in the performance of the Executive's services under this Agreement in accordance with the ordinary policies of the Company with respect to reimbursement of senior executives for such expenses.

             3.5 RESTRICTED STOCK. On the date hereof, the Company shall issue and sell to the Executive, under its 1999 Stock Incentive Plan (the "Plan"), 2,500,000 shares (the "Shares") of restricted Common Stock of the Company at a purchase price of $10.50 per share (which such price is determined by the Company to equal the current fair market value per share of the Common Stock of the Company as of the date hereof). The purchase price for the Shares, other than the par value, shall be paid in the form of a promissory note from the Executive to the Company, which shall bear interest at the rate of the sixth month LIBOR index rate plus fifty (50) basis points, which interest shall be payable semi-annually beginning six (6) months from the effective date of the promissory note. The promissory note shall be payable in full on January 1, 2003 subject to the requirement that, if the Executive sells any of the Shares before January 1, 2003, the Executive must repay the Company, at the time of such sale, a proportionate principal amount equal to the proportion that such sold Shares bear to 2,500,000. The note may be repaid, at the election of the Executive, either in cash and/or surrender of shares of Common Stock valued at their fair market value at the time of surrender. The note shall be recourse as to 25% of the principal amount, and the Company shall have recourse for payment for the balance as to only the Shares, which shall be pledged as collateral. The Shares shall vest quarterly over a three year period, commencing January 1, 2000 The Executive and the Company shall execute and deliver a Restricted Stock Agreement, substantially in the form attached hereto as EXHIBIT C, to evidence the purchase of the Shares. If and when, following an initial public offering of Common Stock of the Company, the Company files with the Securities and Exchange Commission a Registration Statement on Form S-8 with respect to the Plan, the Company shall register for resale all of the Shares pursuant to such Registration Statement.

         4. TERMINATION UPON DEATH OR DISABILITY. If the Executive dies during the Term, the Term shall terminate as of the date of death, and the obligations of the Company to or with respect to the Executive shall terminate in their entirety upon such date except as otherwise provided under this Section 4. If the Executive becomes disabled for the purposes of the long-term disability plan of the Company for which the Executive is eligible, the Company shall have the right, to the extent permitted by law, to terminate the employment of the Executive upon notice in writing to the Executive. Upon termination of employment due to death or disability, (i) the Executive (or the Executive's estate or beneficiaries in the case of the death of the Executive) shall be entitled to receive any Annual Salary and other benefits earned and accrued under this Agreement prior to the date of termination (and reimbursement under this Agreement for expenses incurred prior to the date of termination), (ii) the Executive shall have a non-forfeitable right to, and shall be entitled to receive, the consideration payable to the Executive under the Agreement and Plan of Merger dated as of March 14, 1999 (the "Merger Agreement") among Siemens Corporation, Wolf Acquisition Corp., and Redstone Communications, Inc., with respect to which the Executive's rights were not vested at Closing (as defined in the Merger

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Agreement) and which has not yet been paid as of the date of termination; and
(iii) the Executive (or, in the case of death, his estate and beneficiaries) shall have no further rights to any compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder except as required by law.

         5. CERTAIN TERMINATION OF EMPLOYMENT.


                  5.1 TERMINATION BY THE COMPANY FOR CAUSE.


                           (a) For purposes of this Agreement, "Cause" shall
mean the Executive's:

                                    (i) commission of a felony, a crime of moral
turpitude, dishonesty, or any crime involving the Company;

                                    (ii) engagement in the performance of his
duties hereunder, or otherwise to the detriment of the Company, in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement;

                                    (iii) failure to use his reasonable best
efforts to follow directions of the Board of Directors or the Company's written policies and practices, which failure is not cured within 30 days after written notice thereof is provided to the Executive; or

                                    (iv) breach of either of the agreements
attached hereto as EXHIBITS A and B, which breach is not cured within 30 days after written notice thereof is provided to the Executive;

                                    (v) breach in any material respect of the
terms and provisions of this Agreement, which breach is not cured within 30 days after written notice thereof is provided to the Executive; provided that the Company shall not be permitted to terminate the Executive for Cause pursuant to
Section 5.1(b) except on written notice given to the Executive.

                           (b) The Company may terminate the Executive's
employment hereunder for Cause. If the Company terminates the Executive for Cause, (i) the Executive shall receive the portion of his Annual Salary and other benefits (but, in all events, and without increasing the Executive's rights under any other provision hereof, excluding any bonuses not yet paid) earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment); and (ii) the Executive shall have no further rights to any other compensation or benefits hereunder on or after termination of employment, or any other rights hereunder.

         5.2 TERMINATION BY THE COMPANY WITHOUT CAUSE; TERMINATION BY THE EXECUTIVE FOR GOOD REASON.

                  (a) The Company may terminate the Executive's employment at any time for any reason or no reason. If the Company terminates the Executive's employment and the termination is not covered by Section 4 or 5.1 or the Executive terminates service for "Good Reason", (i) the Executive shall receive the portion of his Annual Salary and the other benefits


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earned and accrued under this Agreement prior to the termination of employment
(and reimbursement under this Agreement for expenses incurred prior to the termination of employment); (ii) the Executive shall receive (A) a cash payment equal to 100% of the Executive's Annual Salary and Target Bonus (as in effect immediately before such termination) payable no later that 15 days after such termination and (B) for a period of 12 months after termination of employment such continuing coverage under the group health plan and basic life insurance plan as the Executive was receiving at the time of such termination of employment at the same cost to the Executive as that paid by active executive-level employees; (iii) the Executive shall have a non-forfeitable right to, and shall be entitled to receive, the consideration payable to the Executive under the Merger Agreement with respect to which the Executive's rights were not vested at Closing (as defined in the Merger Agreement) and which has not yet been paid as of the date of termination; (iv) all options then held by the Executive to purchase shares of Common Stock of the Company, and all of the Shares then held by the Executive, shall become vested and exercisable in full; (v) the Executive shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder; provided that the Company's obligations with respect to the payments and benefits provided for in this Section 5.2 are conditioned upon Executive's execution of the General Release, substantially in the form attached hereto as EXHIBIT D. It is expressly understood and agreed that any payment made pursuant to the Section 5.2(a) shall be in lieu of any other payments that may otherwise be due to the Executive under any severance or separation plan, program or policy of the Company.

                  (b) For purpose of the Agreement, "Good Reason" shall mean (i) a breach by the Company in any material respect of the terms and provisions of this Agreement, which breach is not cured within 30 days after written notice thereof is provided by the Executive or (ii) the relocation of the Company's principal place of business, without the consent of the Executive, by more than 30 miles from such principal place of business on the date hereof or (iii) following an Acquisition Event (as defined in the Plan, as currently in effect), a material diminution in the Executive's duties, responsibilities, authority or position from those in effect six months prior to the Acquisition Event; provided, however that any change in authority or responsibilities directly attributable to the change of the Company from a public company prior to the Acquisition Event to a subsidiary of the acquiring company after the Acquisition Event shall not constitute "Good Reason" for purposes of this clause (iii).

                  (c) Notwithstanding clause (ii)(B) of the second sentence of
Section 5.2(a)(i) nothing herein shall restrict the ability of the Company to amend or terminate the plans and programs referred to in such clause (ii)(B) with respect to employees of the Company generally from time to time in its sole discretion, and (ii) the Company shall in no event be required to provide any benefits otherwise required by such clause (ii)(B) after such time as the Executive becomes entitled to receive benefits of the same type from another employer or recipient of the Executive's services (such entitlement being determined without regard to any individual waivers or other similar arrangements).

         5.3 TERMINATION BY THE EXECUTIVE OTHER THAN FOR GOOD REASON. The Executive may terminate his employment on at least 30 days' and not more than 60 days' written notice given to the Company. If the Executive terminates his employment and the termination is not covered by Section 4 or 5.2(a) the Executive shall receive Annual Salary and other benefits


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(but, in all events, and without increasing the Executive's rights under any other provision hereof, excluding any bonuses not yet paid) earned and accrued under this Agreement prior to the termination of employment (and reimbursement under this Agreement for expenses incurred prior to the termination of employment); and (ii) the Executive shall have no further rights to any other compensation or benefits hereunder on or after the termination of employment, or any other rights hereunder, except as required by law.

         6. INTENTIONALLY OMITTED.


         7. OTHER PROVISIONS.


                  7.1 SEVERABILITY. The Executive acknowledges and agrees that he has had an opportunity to seek advice of counsel in connection with this Agreement. If it is determined that any of the provisions of this Agreement, or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

         7.2 DISPUTE RESOLUTION.


                           (a) Any and all claims, disputes, and controversies
between the Executive and the Company with respect to interpretation, construction, breach, enforceability, and/or enforcement of the terms and provisions of this Agreement (a "Dispute") shall be finally resolved as provided in this Section 7.2 by binding arbitration. Arbitration shall be the exclusive means for determination of all matters as above provided, and neither party shall otherwise institute any action or proceeding in any court of law or equity, state or federal, other than respecting enforcement of the arbitrator's decision or award hereunder. The foregoing shall be a bona fide defense in any action or proceeding where the matter in dispute was to be arbitrated or is being arbitrated pursuant to this Agreement.

                           (b) The Company (or its successor in interest) or the
Executive shall have the right to submit a Dispute to arbitration, by delivery to the other, by certified mail, of a written notice and demand for arbitration of such Dispute. Arbitration shall be by the American Arbitration Association (the "AAN") in accordance with its Rules applicable to such Disputes (the "Rules"), by a neutral and impartial arbitrator acceptable to the Company and the Executive. If such an arbitrator has not been selected by the Company and Executive within sixty days after AAA first provides a list of eligible arbitrators, or within thirty days after the occurrence of a vacancy, a neutral and impartial arbitrator shall be selected and appointed by the American Arbitration Association, in accordance with its Rules. Unless otherwise required under applicable law, the arbitration proceedings shall be conducted in the city where the principal place of business of the Company is situated at the date of this Agreement or a city mutually agreed to by the parties, and the procedural rules of the place or arbitration shall apply. Each party shall be entitled to be represented by legal counsel.

                           (c) The arbitration proceedings (including discovery
and the giving of testimony) shall be conducted in strictest confidence pursuant to a confidentiality agreement signed by the parties and devised to protect the confidentiality of and valuable rights of the Company in the Confidential Company Information (as defined in the Employee Patent and


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Secrecy Agreement attached hereto as EXHIBIT B) and trade secrets as well as the confidentiality of any other confidential information included in such proceedings. The arbitrator shall have the power and authority to make such decisions and awards as he or she deems appropriate, consistent with applicable law. To the extent applicable law sets particular requirements for the conduct of such arbitration proceedings, such as, any with respect to discovery, cross-examination, testimony, or availability of rights and remedies, the arbitration proceedings shall be conducted in compliance with those requirements.

                           (d) Subject to applicable law, the arbitrator may
grant compensatory damages and costs to the prevailing party (but not punitive or exemplary damages and attorneys' fees and costs related to punitive or exemplary damages) and injunctions that he or she may deem necessary or advisable directed to or against a party, including a direction or order requiring specific performance of any covenant, agreement or provision of the Agreement as a result of breach or threatened breach. Any decision or award of the arbitrator shall be final, binding, and conclusive upon the parties and said decision and award may be entered as a final judgement in any court of competent jurisdiction.

                           (e) Subject to the foregoing, the costs of such
arbitration shall be home equally by the parties, except that each party shall bear its own attorneys fees and costs.

         7.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:

                   (i) If to the Company, to:

                       Unisphere Solutions, Inc.
                       One Executive Drive
                       Chelmsford, Massachusetts 01824
                       Attention: Board of Directors

                  (ii) If to the Executive, at

                       9 Stonegate Road
                       Hopkinton, Massachusetts 01748

Any such person may by notice given in accordance with this Section 7.3 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

         7.4 ENTIRE AGREEMENT. Other than with respect to the agreements attached hereto as EXHIBITS A and B, as they may be amended from time to time, which agreements shall survive in their entirety without regard to this Agreement, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes the Original Agreement and all prior agreements, written or oral, with respect thereto (other than all stock option and restricted stock agreements between the Company and the Executive).


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         7.5 WAIVERS AND AMENDMENTS. This agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege nor any single or partial exercise of any such right power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

         7.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLECTS OF LAW.

         7.7 ASSIGNMENT. This Agreement, and the Executive's rights and obligations hereunder, may not be assigned by the Executive; any purported assignment by the Executive in violation hereof shall be null and void. In the event of any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by merger, consolidation or otherwise, the Company may assign this Agreement and its rights hereunder.

         7.8 WITHHOLDING. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding required by law.

         7.9 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, executors and legal representatives.

         7.10 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two copies hereof each signed by one of the parties hereto.

         7.11 SURVIVAL. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 7.2, 7.3, and 7.8, and the other provisions of Section 7 to the extent necessary to effectuate the survival of Sections 7.2, 7.3 and 7.8), shall survive termination of this Agreement and any termination of the Executive's employment hereunder.

         7.12 NON-DISPARAGEMENT. While Executive's non-competition obligations under EXHIBIT A are in effect, the Executive shall not publish any statement or make any statement under circumstances reasonably likely to become public that is critical of the Company or any of its affiliates, or in any way adversely affecting or otherwise maligning the Company's business or the reputation of the Company or any of its affiliates.

         7.13 EXISTING AGREEMENTS. The Executive represents to the Company that he is not subject or a party to any employment or consulting agreement, non-competition covenant or other agreement, covenant or understanding which might prohibit him from executing this Agreement or limit his ability to fulfill his responsibilities hereunder.


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         7.14 HEADINGS. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.


                                      [Signature page to follow]


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        IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.

                                             UNISPHERE SOLUTIONS, INC.

                                             By:    /s/ Anthony Maher
                                                    ------------------------

                                             Name:  Anthony Maher

                                                    ------------------------
                                             Title: Chairman
                                                    ------------------------



                                             EMPLOYEE
                                             /s/ James A. Dolce, Jr.
                                             -------------------------------
                                             James A. Dolce, Jr.


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                                                                       EXHIBIT A


                    AMENDED AND RESTATED NON-COMPETITION AND
                           NON-SOLICITATION AGREEMENT


         AMENDED AND RESTATED AGREEMENT dated as of August 4, 2000, by and between Unisphere Solutions, Inc. with its principal place of business at One Executive Drive, Chelmsford, Massachusetts 01824 ("Unisphere"), and James A. Dolce, Jr. ("the Employee").

        WHEREAS, pursuant to an Agreement and Plan of Merger dated as of March 14, 1999 (the Merger Agreement) among Siemens Corporation, a Delaware corporation ("Siemens"), Wolf Acquisition Corp., a Delaware corporation ("Acquisition"), and Redstone Communications, Inc. ("Redstone"), Acquisition was merged with and into Redstone (the "Merger") and Redstone was the surviving corporation in the Merger;

        WHEREAS, the Employee's stock and other equity interests in Redstone were acquired by Siemens in connection with the Merger;

         WHEREAS, following the Merger Redstone was owned, directly or indirectly, by Unisphere;

         WHEREAS, Unisphere and its subsidiaries (collectively, the "Company") are owned, directly or indirectly, by Siemens;

        WHEREAS, the Company deems it of significant importance to its Business (as hereinafter defined) and the Company and Siemens deem it of significant importance to the Merger to prohibit the Employee from engaging in a business in competition with the Business, or interfering with the Company's employees during the Company's period of transition, and, in order to accomplish such purpose, believes it to be in its best interest to enter into an agreement with the Employee restricting such actions; and

        WHEREAS, Employee is willing to refrain from engaging in certain activities which would be to the detriment of the Company in consideration of payments received by the Employee in connection with the Merger and payments and benefits to be received pursuant to that certain Amended and Restated Employment Agreement between the Company and the Employee dated as of March 14, 1999, as amended and restated (the "Employment Agreement").

        WHEREAS, the Employee and the Company desire to amend and restate upon the terms set forth herein, the Non-Competition and Non-Solicitation Agreement dated as of March 14, 1999 between the parties (the "Original Agreement").

        Accordingly, the parties hereto agree as follows:

         1. TERM. This Agreement shall be for a term commencing on the date hereof and ending twelve months following the date on which the Employee shall cease to be an employee
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of the Company and its affiliates (the "Restricted Period"). Nothing contained in this Agreement shall confer on the Employee any right to continue in the employ of the Company or its affiliates.

         2. COVENANT AGAINST COMPETITION, OTHER COVENANTS. The Employee acknowledges that (i) the Employee's work for the Company has given and will continue to give him access to the confidential affairs and proprietary information of the Company; (ii) the value of all goodwill resulting from the operation of the business of the Company and its subsidiaries and other affiliates should properly belong to the Company; (iii) the covenants and agreements of the Employee contained in this Section 2 are essential to such goodwill of the Company; (iv) the highly innovative and proprietary technologies developed by the Company and its predecessors offer the Company a distinct competitive advantage, and (v) neither Siemens nor the Company would have entered into the Merger Agreement or the Employment Agreement but for the covenants and agreements set forth in this Section 2. Accordingly, the Employee covenants and agrees that:

                  2.1. NON-COMPETITION COVENANT. By and in consideration of the salary and benefits provided and to be provided by the Company, pursuant to the Merger Agreement and the Employment Agreement, including the severance arrangements set forth therein, and further in consideration of the Employee's exposure to the proprietary information of the Company, the Employee covenants and agrees that, during the Restricted Period, he shall not within any state in the United States or within any country in which the Company directly or indirectly conducts, or reasonably expects to conduct, its business, directly or indirectly, (i) engage in the Business, or (ii) render any services to any person, corporation, partnership or other entity (other than the Company, Siemens or the affiliates of either) engaged in the Business or (iii) become financially interested in any person, corporation, partnership or other entity engaged in the Business (other than the Company, Siemens or the affiliates of either) as a partner, shareholder, principal, agent, employee, consultant or in any other relationship or capacity; provided, however, that, notwithstanding the foregoing, the Employee may (i) invest in securities of any entity solely for investment purposes and without participating in the business thereof, if (A) the Employee does not, directly or indirectly own 5% or more of any class of securities of such entity, (B) the Employee does not, directly or indirectly, provide any services to such entity and, (C) except with the express written permission of the Board of Directors of the Company, the Employee does not become a member of the board of directors of such entity, and (ii) invest in venture capital funds solely for investment purposes so long as the Employee is not a controlling person or manager of, or member of a group which controls or manages such entity. For purposes hereof, "Business" shall mean: the development, manufacturing, marketing or sale of any product that is competitive with any product developed, manufactured, marketed or sold, or under development (as evidenced by a written development plan), by the Company while the Employee is employed by the Company.

                  2.2. NON-SOLICITATION. During the Restricted Period, the Employee shall not, without the Company's prior written consent, directly or indirectly, solicit or encourage to leave the employment or other service of the Company or any of its affiliates, any employee or independent contractor thereof engaged in any business conducted by or on behalf of the Information & Communication Division of Siemens AG or any successor thereto. From the date hereof through the end of the Restricted Period, the Employee will not, whether for his own account or for the account of any other person, firm, corporation or other business organization,


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
intentionally interfere with the Company's or any of its affiliates' relationship with, or endeavor to entice away from the Company or any of its affiliates, any person who during the Term is or was a customer or client of the Company or any of its affiliates. During the first six months following any termination of the Employee's employment, the Employee shall not hire (on behalf of the Employee or any other person or entity) any employee who is employed by the Company at the time of the Employee's termination of employment or at any time within the 90-day period which precedes such termination.

         3. RIGHTS AND REMEDIES UPON BREACH OF THE AGREEMENT.

                  3.1. The Employee acknowledges and agrees that any breach by him of any of the provisions of Section 2 (the "Restrictive Covenants") will result in irreparable injury and damage for which money damages might not provide an adequate remedy. Therefore, if the Employee breaches, or threatens to commit a breach of, any of the provisions of Section 2, the Company and its affiliates shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company and its affiliates under law or in equity (including, without limitation, the recovery of damages): the right and remedy to seek to have the Restrictive Covenants specifically enforced (without posting bond and without the need to prove damages) by any court having equity jurisdiction, including, without limitation, the right to an entry against the Employee of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants.

                  3.2. The Employee acknowledges that any breach of the Restrictive Covenants will entitle the Company to seek specific performance and other equitable relief. The existence of any claim or cause of action by the Employee, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of the Restrictive Covenants.

         4. SEVERABILITY. The Employee acknowledges and agrees that (i) he has had an opportunity to seek advice of counsel in connection with this Agreement and (ii) the Restrictive Covenants are reasonable in geographical and temporal scope and in all other respects. If it is determined that any of the provisions of this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

         5. DURATION AND SCOPE OF COVENANTS. If any court, arbitrator or other decision-maker of competent jurisdiction determines that any of Employee's covenants contained in this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographical scope of such provision, then, after such determination has become final and unappealable, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.


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
         6. DISPUTE RESOLUTION.

                  6.1. Any and all claims, disputes, and controversies between the Employee and the Company with respect to interpretation, construction, breach, enforceability, and/or enforcement of the terms and provisions of this Agreement (a "Dispute") shall be finally resolved as provided in this Section 6 by binding arbitration. Arbitration shall be the exclusive means for determination of all matters as above provided, and neither party shall otherwise institute any action or proceeding in any court of law or equity, state or federal, other than respecting enforcement of the arbitrators decision or award hereunder. The foregoing shall be a bona fide defense in any action or proceeding where the matter in dispute was to be arbitrated or is being arbitrated pursuant to this Agreement.

                  6.2. The Company (or its successor in interest) or the Employee shall have the right to submit a Dispute to arbitration, by delivery to the other, by certified mail, of a written notice and demand for arbitration of such Dispute. Arbitration shall be by the American Arbitration Association in accordance with its Rules applicable to such Disputes (the "Rules"), by a neutral and impartial arbitrator acceptable to the Company and the Employee. If such an arbitrator has not been selected by the Company and the Employee within 60 days after giving of such written notice and demand for arbitration, or within 30 days after the occurrence of a vacancy, a neutral and impartial arbitrator shall be selected and appointed by the American Arbitration Association, in accordance with its Rules. Unless otherwise required under applicable law, the arbitration proceedings shall be conducted in the city where the principal place of business of the Company is situated at the date of this Agreement or a city mutually agreed to by the parties, and the procedural rules of the place of arbitration shall apply. Each party shall be entitled to be represented by legal counsel.

                  6.3. The arbitration proceedings (including discovery and the giving of testimony) shall be conducted in strictest confidence pursuant to a confidentiality agreement signed by the parties and devised to protect the confidentiality of and valuable rights of the Company in the Confidential Company Information (as defined in the Employee Patent and Secrecy Agreement referenced in Section 8) and trade secrets as well as the confidentiality of any other confidential information included in such proceedings. The arbitrator shall have the power and authority to make such decisions and awards as he or she deems appropriate, consistent with applicable law. To the extent applicable law sets particular requirements for the conduct of such arbitration proceedings, such as, any with respect to discovery, cross-examination, testimony, or availability of rights and remedies, the arbitration proceedings shall be conducted in compliance with those requirements.

                  6.4. Subject to applicable law, the arbitrator may grant compensatory damages and costs to the prevailing party (but not punitive or exemplary damages and attorneys' fees and costs related to punitive or exemplary damages) and injunctions that he or she may deem necessary or advisable directed to or against a party, including a direction or order requiring specific performance of any covenant, agreement or provision of this Agreement as a result of a breach or threatened breach. Any decision or award of the arbitrator shall be final, binding, and conclusive upon the parties and said decision and award may be entered as a final judgment in any court of competent jurisdiction.

                  6.5. Subject to the foregoing, the costs of such arbitration shall be borne equally by the parties, except that each party shall bear its own attorneys fees and costs.

                  6.6. Notwithstanding the foregoing, the Company or the Employee shall have the right at any time to apply for and obtain injunctive relief and/or such other remedies and relief, as may be available in a court of law or equity, state or federal, including but not limited to restraining orders and injunctions to protect the legitimate interests of the Company as set forth in Section 3.1 of this Agreement, preserve the status quo, prevent a breach of confidence, prevent irreparable damage, injury or loss, protect against actual or threatened improper or unauthorized disclosure, use or misappropriation of information or other proprietary rights of the Company, pending the conclusion of such arbitration proceedings and final decision (award) of the arbitrator.

         7. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails as follows:

                           (i) If to the Company, to:

                               Unisphere Solutions, Inc.
                               One Executive Drive
                               Chelmsford, Massachusetts 01824
                               Attention: Board of Directors

                          (ii) If to the Employee, at:

                               9 Stonegate Road
                               Hopkinton, Massachusetts 01748

Any such person may by notice given in accordance with this Section 7 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

         8. ENTIRE AGREEMENT. Other than with respect to the Employment Agreement, that certain Employee Patent and Secrecy Agreement between the Company and the Employee dated as of the date hereof and the Merger Agreement (which agreements shall survive in their entirety without regard to this Agreement), this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes the Original Agreement and all other prior agreements, written or oral, with respect thereto.

         9. WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right power or privilege nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         11. ASSIGNMENT. This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee; any purported assignment by the Employee in violation hereof shall be null and void. In the event of any sale, transfer or other disposition of all or substantially all of the Company's assets or business, whether by merger, consolidation or otherwise, the Company may assign this Agreement and the rights hereunder, provided that the "Business" shall not include the business of the acquiring company.

         12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, executors and legal representatives.

         13. COUNTERPART. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of two copies hereof each signed by one of the parties hereto.

         14. SURVIVAL. Anything contained in this Agreement to the contrary notwithstanding, the provisions of Sections 2, 3 and 6, and the other provisions of this Agreement (to the extent necessary to effectuate the survival of Sections 2, 3 and 6), shall survive termination of this Agreement.

         15. HEADINGS. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.


                           [Signature page to follow]

        IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.

                                      UNISPHERE SOLUTIONS, INC.


                                      By:    /s/ Anthony Maher

                                             -----------------------------------

                                      Name:  Anthony Maher
                                             -----------------------------------

                                      Title: Chairman
                                             -----------------------------------



                                      EMPLOYEE

                                      /s/ James A. Dolce, Jr.
                                      ------------------------------------------
                                      James A. Dolce, Jr.

                                                                       EXHIBIT B

                      EMPLOYEE PATENT AND SECRECY AGREEMENT

For valuable consideration, I, the undersigned, agree as follows:

1.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION AND TRADE SECRETS.


         1.1. As an employee of Unisphere Solutions, Inc. ("Employer"), I have a confidential relationship with Employer. In the course of my employment, I may have access to Confidential Information and Trade Secrets (each as defined below). I have a duty to maintain in confidence all such Confidential Information and Trade Secrets to which I may have access in the course of my employment by Employer.

         1.2. During my employment and at all subsequent times, I will keep secret and maintain in confidence all Confidential Information to which I may have access at any time. I will not use such Confidential Information and I will not publish, communicate, divulge or describe any such Confidential Information, without the prior authorization and consent of the Board of Directors of Employer.

               "Confidential Information" as used in this Agreement means any information other than Trade Secrets (as defined below) in which Employer has a legitimate protectible business interest, and which Employer has taken reasonable steps to protect and maintain in confidence. Such Confidential Information, for example, may be business information regarding new products or transactions or relationships with third parties which has not as yet been released or made generally known to the public by Employer, or compilations of information compiled at Employer's expense and effort which are informative, contain information regarding Employer's business (such as customers), which information is not otherwise readily available and is of economic value to Employer as well as Employer's competitors or other knowledgeable users.

               The foregoing covenant shall cease to apply to any particular piece of Confidential Information which is no longer maintained in confidence by Employer and which is made or becomes generally known to the trade or general public by authorization of Employer or by other lawful means.

               If and only if the applicable laws of a particular state or jurisdiction specifically require that, in order to be enforceable, this covenant restricting me from disclosing or using the Confidential Information of Employer after leaving the employ of Employer must set forth a specific term during which I am restricted from disclosing such Confidential Information, my obligations with respect to Confidential Information shall expire three (3) years after termination of my employment with Employer.

         1.3. During my employment and at all times subsequent, I will keep secret and maintain in confidence all Trade Secrets to which I may have access. I will not use such Trade Secrets and I will not publish, communicate, or disclose any such Trade Secrets at any time without the prior authorization and consent of Employer.

               A "Trade Secret" as used in this Agreement means any confidential (secret) information (other than Confidential Information described above) which is recognized under applicable laws as being a valuable trade secret, in which Employer has a legitimate protectible business interest, to which Employer has made a reasonable effort to restrict and limit access, and which Employer (and its successors in interest) protect and maintain as a trade secret. Examples of Trade Secrets are inventions, know-how, processes, special techniques and methods, new developments, results of research projects, unique applications of scientific or technical information, formulas, computer software designs or techniques, maintained as trade secrets.

               The foregoing covenant shall cease to apply to any particular Trade Secret when it ceases to be, no longer qualifies as, and is no longer maintained by Employer (or its successors in interest) as a Trade Secret. Such Trade Secret may however continue to be Confidential Information as defined in Section (B) above.

               If and only if the applicable laws of any particular state or jurisdiction specifically require that, in order to be enforceable, this covenant restricting me from disclosing or using the Trade Secrets or Employer after leaving the employ of Employer must set forth a specific term during which I am restricted from disclosing or using such Trade Secrets, my obligations under this covenant with respect to Trade Secrets of Employer shall expire seven
(7) years after termination of my employment with Employer.

         1.4. If and only if the applicable laws of any particular state or jurisdiction specifically require that, in order to be enforceable, the respective covenant set forth above restricting me from disclosing or using the Confidential Information or Trade Secrets or Employer after leaving the employ of Employer must specifically set forth a geographical area in which such restrictions apply, the obligations and restrictions with respect to non-disclosure and use of Confidential Information or Trade Secrets shall apply in those states and geographical areas (a) to which I was assigned, (b) which were in my geographical area of responsibility, and (c) where I performed or conducted business, as an employee of or on behalf of Employer.

         1.5. All Confidential Information and Trade Secrets shall at all times be and remain the sole property of Employer.

         1.6. I will use all reasonable precautions to assure that Confidential Information and Trade Secrets (including written materials, models, mechanisms, devices, drawings), regardless of form or media, are protected and kept from unauthorized persons and unauthorized disclosure and use.

         1.7. I will disclose, deliver, and return promptly to Employer all Confidential Information and Trade Secrets (regardless of form or media) at any time Employer may request but no later than the termination of my employment.

         1.8. If I am uncertain whether any particular material or information is Confidential Information or a Trade Secret, or neither, I will consult my immediate supervisor for resolution.

2.      INVENTIONS, PATENTS, COPYRIGHTS, AND MASK WORKS.


         2.1. I agree that all "Inventions" (which word shall mean and include improvements, ideas, or discoveries, whether patentable or not and whether reduced to practice or not), "Copyright Works" (which word shall mean and include materials for which copyright protection may be obtained, including but not limited to computer programs, artistic works such as graphs, drawings, blueprints, and articles) and "Mask Works" (which word shall mean and include but not be limited to a series of related images, however fixed or encoded having or representing the predetermined, three dimensional pattern of metallic, insulating or semiconductor material present or removed from the layers of a semiconductor chip product; and in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product and is fixed in a semiconductor chip product) which are conceived or made by me alone or with others, whether or not during usual business hours, during the period of my employment by Employer, shall belong to Employer, unless specifically disclaimed by Employer, in writing, provided that such are related to my work with Employer or are related in any manner to any aspect of the Employer's business in which I am involved and in which Employer is actually engaged or planned to become engaged, at the time of termination of my employment by Employer, any parent of Employer, or any associated or affiliated corporation or subsidiary of Employer, and I agree that I will:

         (a) promptly and fully disclose such Inventions, Copyright Works and Mask Works to Employer,

         (b) assign to Employer, its successors, assigns, or nominees for its/their sole use and benefit, all of my right, title, and interest in and to such Inventions, Copyright Works, and Mask Works for the United States and all foreign countries.

                  I hereby assign, sell transfer and release to Employer all of my right, title and interest in and to each and every Invention, Copyright Works, and Mask Works (and improvements therein and thereto) required to be disclosed by the terms of this Agreement.

         2.2. My obligations under this Agreement shall continue beyond the termination of my employment with respect to such Inventions, Copyright Works and Mask Works made or conceived by me during the period of my employment and belonging to Employer.

3. INVENTIONS, PATENTS, COPYRIGHT WORKS AND MASK WORKS PRIOR TO EMPLOYMENT WITH EMPLOYER.


        Except as I have previously disclosed to Employer in writing, I am not an owner of any right, title or interest, nor am I the holder of any beneficial interest in, to or under any unpatented Inventions, patent applications, patents, Mask Works, works in which a copyright right is claimed, applications for copyright registration, copyright registration, or trade secrets.

4.      EXECUTION OF DOCUMENTS.

        At any time Employer (or its successor in interest) requests, either during my employment or after termination thereof, and without charge, but at Employer's (or its successor's) expense, I agree to execute, acknowledge and deliver all such further papers, including applications for patents, copyright registration, or other statutory protections, and to perform such other lawful acts as, in the reasonable opinion of Employer, may be necessary to obtain or maintain patents, copyright rights, rights in Mask Works, registrations or statutory protections for such in any and all countries and to vest title thereto in Employer, its successors, assigns or nominees.

5.      COMPLIANCE NOT CONTINGENT UPON ADDITIONAL CONSIDERATION.

        I have not been promised, and I shall not claim any additional or special payment for compliance with any of the provisions of this Agreement.

6.      OTHER AGREEMENTS.

        This Agreement supersedes and replaces any prior written or oral undertakings or agreements made between myself and the Employer relating generally to the subject matter of this Agreement.

7.      NOTICE OF RIGHTS UNDER STATE STATUTES WHERE APPLICABLE.

        No provision of this Agreement is intended to require assignment of any of my rights in any Invention if: no equipment, supplies, facilities, Confidential Information, or Trade Secret of Employer or its associated or affiliated corporations or subsidiaries were used with respect thereto; the Invention was developed entirely on my own time; and the Invention does not relate to the business of Employer or to the actual or demonstrable anticipated research and development or business of Employer; or the Invention does not result from any work performed by me for Employer.

8.      SEVERABILITY.

         8.1. This Agreement shall be subject to, and shall be interpreted and construed in accordance with applicable law and public policy. If and to the extent any provision is deemed to be void, invalid, and unenforceable, in whole or in part, in any particular jurisdiction, by reason of being contrary to the applicable law or public policy of such particular jurisdiction, it shall be disregarded and deemed excluded from this Agreement. Such void, invalid, and unenforceable provision shall not affect the remaining provisions, paragraphs, and subparagraphs of this Agreement which shall be enforceable and which shall continue to be binding.

         8.2. This Agreement shall be interpreted and construed so as to be enforceable to the furthest extent consistent with and permitted under applicable law and public policy.

         8.3. Each provision, paragraph, and subparagraph, is separable from every other provision, paragraph, and subparagraph, and constitutes a separate and distinct covenant.

9.      GOVERNING LAW.

        This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Massachusetts.

10.     TRANSFERABILITY.

         10.1. I agree that all Inventions, patents, Copyright Works, copyrights, and Mask Works, described in Section 2 above, are the sole property of Employer, and Employer is free to use them in any way, in its discretion. The rights of Employer may be assigned, transferred, licensed, or sold, in whole or in part, subject to applicable law, without my consent, upon such terms as may be determined by Employer, including without limitation to any successor in interest to Employer, successor in interest to any of the assets or business of Employer, any direct or indirect parent, associated or affiliated corporation or subsidiary of Employer, or any third party.

         10.2. This Agreement shall inure to the benefit of and be binding upon Employer, its successors and assigns, including without limitation any entity into which Employer may be consolidated or merged.

         10.3. This Agreement may not be assigned or transferred by me, and I may not delegate, assign, or transfer, or attempt to delegate, assign or transfer, any obligation I may have pursuant to this Agreement, without the prior consent and agreement of Employer.

11.     DISPUTE RESOLUTION.

        Any and all claims, disputes, and controversies between Employer and myself with respect to interpretation, construction, breach, enforceability, and/or enforcement of the terms and provisions of this Agreement ("Dispute") shall be finally resolved as provided in this Section 11 by binding arbitration.

        Arbitration shall be the exclusive means for determination of all matters as above provided, and neither party shall otherwise institute any action or proceeding in any court of law or equity, state or federal, other than respecting enforcement of the arbitrator's decision or award hereunder. The foregoing shall be a bona fide defense in any action or proceeding where the matter in dispute was to be arbitrated or is being arbitrated pursuant to this Agreement.

        Employer (or its successor in interest) or I shall have the right to submit a Dispute to arbitration, by delivery to the other, by certified mail, of a written notice and demand for arbitration of such Dispute ("Notice"). Arbitration shall be by the American Arbitration Association in accordance with its Rules applicable to such Disputes ("Rules"), by a neutral and impartial arbitrator acceptable to Employer and myself. If such an arbitrator has not been selected by Employer and myself within sixty days after giving of such written notice and demand for arbitration, or within thirty days after the occurrence of a vacancy, a neutral and impartial arbitrator shall be selected and appointed by the American Arbitration Association, in accordance with its Rules. Unless otherwise required under applicable law, the arbitration proceedings shall be conducted in the city where the principal place of business of Employer is situated at the date of this Agreement or a city mutually agreed to by the parties, and the procedural rules of the place of arbitration shall apply. Each party shall be entitled to be represented by legal counsel.

        The arbitration proceedings (including discovery and the giving of testimony) shall be conducted in strictest confidence pursuant to a confidentiality agreement signed by the parties and devised to protect the confidentiality of and valuable rights of Employer in the Confidential Information and Trade Secrets as well as the confidentiality of any other confidential information included in such proceedings.

        The arbitrator shall have the power and authority to make such decisions and awards as he or she deems appropriate, consistent with applicable law.

        To the extent applicable law sets particular requirements for the conduct of such arbitration proceedings, such as, any with respect to discovery, cross-examination, testimony, or availability of rights and remedies, the arbitration proceedings shall be conducted in compliance with those requirements.

        Subject to applicable law, the arbitrator may grant compensatory damages and costs to the prevailing party (but not punitive or exemplary damages and attorneys' fees and costs related to punitive or exemplary damages) and injunctions that he or she may deem necessary or advisable directed to or against a party, including a direction or order requiring specific performance of any covenant, agreement or provision of this Agreement as a result of a breach or threatened breach. Any decision or award of the arbitrator shall be final, binding, and conclusive upon the parties and said decision and award may be entered as a final judgment in any court of competent jurisdiction.

        Subject to the foregoing, the costs of such arbitration shall be borne equally by the parties, except that each party shall bear its own attorneys fees and costs.

        Notwithstanding the foregoing, Employer or I shall have the right at any time to apply for and obtain injunctive relief and/or such other remedies and relief, as may be available in a court of law or equity, state or federal, including but not limited to restraining orders to protect the legitimate interest of Employer, preserve the status quo, prevent a breach of confidence, prevent irreparable damage, injury or loss, protect against actual or threatened improper or unauthorized disclosure, use or misappropriation of inventions, information or other proprietary rights of Employer, pending the conclusion of such arbitration proceedings and final decision (award) of the arbitrator.

12.     EFFECTIVENESS.

        This Agreement shall be binding upon my heirs, executors, administrators and assigns.

13.     CHANGES IN APPLICABLE LAW.

        The law relating to the matters which are the subject of this Agreement, including the restrictions and rights provided for in this Agreement and enforcement thereof, has been evolving and may continue to evolve. To the extent amendment of this Agreement is advisable to meet the requirements of or any changes in applicable law, I will, upon the request of Employer, and without further compensation to myself, amend this Agreement accordingly.

14.     SUCCESSOR EMPLOYERS.

        I hereby authorize Employer to disclose the terms or provide a copy of this Agreement as well as any information Employer deems advisable or relevant regarding my duties and responsibilities and access to Confidential Information and Trade Secrets while employed with Employer, to any future employer by whom I may be employed or third parties with whom I may do business, and to notify such employers or third parties of the legal rights of Employer arising out of or in conjunction with this Agreement including without limitation any breach or inducement of breach of it.



                           [SIGNATURES ON NEXT PAGE]

James A. Dolce, Jr.
-----------------------------
Employee Name (Print)


/s/ James A. Dolce Jr.                       3-14-99
-----------------------------                -------
Employee Signature                            Date


Accepted by Unisphere Solutions, Inc.




By   /s/ Martin C. Clague                    3-14-99
-----------------------------                -------
                                              Date

                                                                       EXHIBIT C

                            UNISPHERE SOLUTIONS, INC.

                           Restricted Stock Agreement
                     Granted Under 1999 Stock Incentive Plan

         AGREEMENT made this 4th day of August, 2000, between Unisphere Solutions, Inc., a Delaware corporation (the "Company"), and James A. Dolce, Jr. (the "Participant").

        For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

         1. PURCHASE OF SHARES.


        The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 1999 Stock Incentive Plan (the "Plan"), 2,500,000 shares (the "Shares") of common stock, $0.01 par value, of the Company ("Common Stock"), at a purchase price of $10.50 per share. Of the aggregate purchase price for the Shares, $25,000 shall be paid by the Participant by check payable to the order of the Company and the balance shall be paid by delivery by the Participant of a promissory note in the form attached hereto as EXHIBIT A (the "Note"). Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the Purchase Option set forth in Section 2 of this Agreement, the Company's right of first refusal set forth in Section 5 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

         2. PURCHASE OPTION.


         (a) Except as otherwise set forth in the Plan or in the Amended and Restated Employment Agreement of even date herewith between the Participant and the Company (the "Employment Agreement"), in the event that the Participant ceases to be employed by the Company prior to December 31, 2002, the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum of $10.50 per share (the "Option Price"), some or all of the Unvested Shares (as defined below).

        "Unvested Shares" means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company. The "Applicable Percentage" shall be (i) 100% less 8.333% for each three months of employment completed by the Participant with the Company from and after January 1, 2000, and (ii) zero on or after December 31, 2002.

         (b) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

         3. EXERCISE OF PURCHASE OPTION AND CLOSING.

                  (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

                  (b) Within 10 days after delivery to the Participant of the Company's notice of the exercise of the Purchase Option pursuant to subsection
(a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 7, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement and the notice of exercise of the Purchase Option, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to the Participant the aggregate Option Price for such Shares.

                  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

                  (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding balance of the Note or in cash (by check) or both.

                  (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share.

                  (f) The Company may assign its Purchase Option to one or more persons or entities.

         4. RESTRICTIONS ON TRANSFER.

        The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

                  (a) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares (i) to or for the benefit of any parent, sibling, spouse, child or grandchild of the Participant, or to a trust, partnership or limited liability company for their benefit, PROVIDED that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in
Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the business of the Company (by merger, sale of assets or otherwise), PROVIDED that, in accordance with the Plan, the securities or other property received by the Employee in connection with such transaction shall remain subject to this Agreement; or

                  (b) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

         5. RIGHT OF FIRST REFUSAL.


                  (a) If the Participant proposes to transfer any Shares that are no longer subject to the Purchase Option (either because they are no longer Unvested Shares or because the Purchase Option expired unexercised), other than to the Company, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares he proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

                  (b) For 30 days following delivery to the Company of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after delivery to the Participant of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; PROVIDED THAT if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

                  (c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, PROVIDED THAT such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

                  (d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection
(b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

                  (e) The following transactions shall be exempt from the provisions of this Section 5:

                           (1) a transfer of Shares to or for the benefit of any
parent, sibling, spouse, child or grandchild of the Participant, or to a trust, partnership or limited liability company for their benefit;

                           (2) any transfer pursuant to an effective
registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

                           (3) the sale of all or substantially all of the
business of the Company (by merger, sale of assets or otherwise);

PROVIDED, HOWEVER, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

                  (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

                  (g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

                           (1) the closing of the sale of shares of Common Stock
in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

                           (2) the sale of all or substantially all of the
business of the Company, by merger, sale of assets or otherwise.

                  (h) The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

         6. AGREEMENT IN CONNECTION WITH PUBLIC OFFERING.

        The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering), other than to the Company, without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such initial offering.

         7. ESCROW.


        The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as EXHIBIT B. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

         8. RESTRICTIVE LEGENDS.

        All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

               "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

               "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

         9. PROVISIONS OF THE PLAN.

               (a) This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

               (b) As provided in the Plan, upon the occurrence of an Acquisition Event (as defined in the Plan), the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock hereunder. If, in connection with a Acquisition Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Common Stock subject hereto is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

         10. INVESTMENT REPRESENTATIONS.

         The Participant represents, warrants and covenants as follows:

                  (a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

                  (b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

                  (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         11. WITHHOLDING TAXES.

         The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

         12. NO RIGHTS TO EMPLOYMENT.

         The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder). The Participant further acknowledges and agrees that, except as set forth in the Employment Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

         13. SEVERABILITY.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         14. WAIVER.

         Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

         15. BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

         16. NOTICE.

         All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 16.

         17. PRONOUNS.

         Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         18. ENTIRE AGREEMENT.

         This Agreement and the Plan, together with the Employment Agreement and the exhibits hereto, constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         19. AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

         20. GOVERNING LAW.

         This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             UNISPHERE SOLUTIONS, INC.


                             By:   /s/ Anthony Maher
                                  ----------------------------------------------

                             Name: Anthony Maher
                                  ----------------------------------------------

                             Title: Chairman
                                  ----------------------------------------------

                             Address: One Executive Drive
                                      Chelmsford, MA  01824

                              /s/ James A. Dolce, Jr.
                             ---------------------------------------------------
                             James A. Dolce, Jr.

                             Address: 9 Stonegate Road
                                      Hopkinton, MA  01748

                                                                     EXHIBIT A
                                                                  [TO EXHIBIT C]

                                 PROMISSORY NOTE


$26,225,000.00                                                    August 4, 2000


         FOR VALUE RECEIVED, James A. Dolce, Jr. (the "Maker"), promises to pay to Unisphere Solutions, Inc., a Delaware corporation (the "Company"), or order, at its principal executive offices, the principal sum of Twenty Six Million Two Hundred Twenty-Five Thousand Dollars ($26,225,000.00), together with interest on the unpaid principal balance of this Note from time to time outstanding at a rate per annum equal to the Floating Rate (as defined below), which interest shall be payable in arrears semi-annually beginning six (6) months from the date of this note, until paid in full. Principal and interest on this Note shall be paid in full on January 1, 2003.

         "Floating Rate" shall mean a rate per annum equal to the six month LIBOR index rate, plus fifty (50) basis points, which such rate shall be redetermined and changed on each six month anniversary of this Note (or if any such six month anniversary is not a business day, on the next succeeding Business Day). "Business Day" shall mean any day other than Saturday, Sunday or any other day on which commercial banks in the State of New York are authorized or required to close under the laws of the State of New York. Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

         Payment of this Note is secured by a security interest in shares of Common Stock of the Company acquired by the Maker pursuant to the Restricted Stock Agreement between the Maker and the Company of even date herewith (the "Restricted Stock Agreement"), pursuant to a pledge agreement of even date herewith between the Maker and the Company (the "Pledge Agreement").

         The Company shall have (i) full recourse against the Collateral under the Pledge Agreement in connection with the repayment of the principal of the Note and accrued interest thereon and (ii) recourse up to the Recourse Amount (as hereinafter defined) against any other assets of the Maker. The Recourse Amount as of any time shall mean (i) 25% of the principal amount hereof reduced by 25% of each payment of principal made by or on behalf of the Maker from any source and (ii) the full amount of accrued interest under this Note.

         The Maker may at any time and from time to time prepay, in whole or in part, any of the principal balance hereof or accrued interest thereon.

         The Maker may make any payment under this Note in cash and/or by surrender to the Company of shares of Common Stock of the Company held by the Maker ("Shares") having a Fair Market Value equal to the amount being paid; provided any such Shares shall have been held by the Maker and free of the Purchase Option set forth in the Restricted Stock Agreement for a period of at least six months prior to such surrender. "Fair Market Value" shall mean: (i) if the Common Stock is then listed on the Nasdaq National Market or a national securities exchange, the last reported sale price of the Common Stock of the Company on the date of payment or (ii) if the Common Stock is not so listed, the then fair market value of the Common Stock as agreed upon by the Maker and the Board of Directors of the Company or, absent such agreement, the then fair market value as determined by an investment banking firm of national standing mutually selected by the Maker and the Company (such fair market value to be determined on a going concern basis without discount for illiquidity or minority interest). The cost of any such investment banking firm shall be shared equally by the Maker and the Company. If the Shares are exchanged for securities of another company pursuant to an Acquisition Event (as defined in the Restricted Stock Agreement), the Maker may make payment under this Note by surrender of such securities, valued in accordance with the foregoing. Any surrendered shares or securities shall be free of all liens and encumbrances and shall be duly endorsed for transfer to the Company.

         This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

         1. default in the payment when due of any principal or interest under this Note which is not cured within 10 days after written notice thereof (provided that any delay in payment attributable to a delay in the determination of the fair market value of Shares to be surrendered in payment of principal or interest shall not be considered a default);

         2.       the occurrence of any Event of Default under the Pledge
                  Agreement; or

         3. the institution by or against the Maker of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker of a composition or an assignment or trust mortgage for the benefit of creditors.

         Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded the secured creditor by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

         No delay or omission on the part of the holder in exercising any right under this Note or the Pledge Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind.

         All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.



                                              ----------------------------------
                                              James A. Dolce, Jr.

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (as amended from time to time, this "Agreement"), dated as of August 4, 2000, is made by James A. Dolce, Jr. ("Pledgor"), in favor of Unisphere Solutions, Inc., a Delaware corporation ("Secured Party").

         In order to induce Secured Party to make the loan contemplated by the promissory note of even date herewith in the amount of $26,225,000 as the same may be amended, replaced, restated or otherwise modified from time to time (the "Note"), Pledgor hereby agrees as follows:

                             ARTICLE 1. THE PLEDGE.

Section 1.1. PLEDGE. Pledgor hereby pledges to Secured Party, and grants to Secured Party a security interest in, the following (the "Pledged Collateral"):

         (a) 2,500,000 shares of Common Stock of the Secured Party now owned by the Pledgor (the "Pledged Securities"), and all stock dividends and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

         (b) all additional securities or other consideration from time to time acquired by Pledgor in substitution for or in respect of the Pledged Securities, and the certificates representing such additional securities, and all stock dividends and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities.

Section 1.2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Note (all such obligations being the "Obligations").

Section 1.3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to Secured Party to be held by Secured Party (or to the Escrow Agent under the Company's 1999 Stock Incentive Plan (the "Escrow Agent")) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time following an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party, or any of Secured Party's nominees (or to direct the Escrow Agent to so transfer) any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 4.2(a). Secured Party shall send notice to Pledgor of any such transfer, registration or exchange of the Pledged Collateral promptly after such event.

Section 1.4. CONTINUING AGREEMENT. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon the payment in full of the Obligations, in cash or as otherwise expressly provided by the Note, Pledgor shall be entitled to the return and re-transfer to him, upon his request and at his expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

Section 1.5. SECURITY INTEREST ABSOLUTE. All rights of Secured Party and security interests hereunder, and all obligations of Pledgor hereunder shall be absolute and unconditional, irrespective of any defenses whatsoever available to the Pledgor.

Section 1.6. RELEASE OF COLLATERAL. Notwithstanding anything to the contrary herein, Secured Party shall from time to time release from the lien of this Agreement, and shall deliver to Pledgor, such number of the Pledged Securities as equals 2,500,000 multiplied by a fraction, the numerator which is the principal amount of the Note repaid, or directed to be repaid pursuant to the following sentence, and the denominator of which is $26,225,000. For purposes solely of this Section 1.6, a portion of the Note shall be deemed to have been "directed to be repaid" if the Pledgor provides to the Secured Party (i) a copy of a written notice from the Maker to a creditworthy broker directing that the Pledged Securities be sold on the Nasdaq National Market at a price sufficient to repay such portion of the Note and (ii) an unconditional and irrevocable undertaking by such broker to deliver promptly to the Company proceeds of such sale sufficient to repay such portion of the Note.

                             ARTICLE 2. COVENANTS.

Section 2.1. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or under the Note or to enable Secured Party to exercise and enforce Secured Party's rights and remedies hereunder or under the Note with respect to any Pledged Collateral.

                           ARTICLE 3. SECURED PARTY.

Section 3.1. ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party Pledgor's attorney-in-fact with full power of substitution and with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

Section 3.2. RIGHT TO PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may perform, or cause performance of, such agreement.

                              ARTICLE 4. DEFAULT.

Section 4.1. DEFAULT; EVENT OF DEFAULT.

         For purposes of this Agreement the terms "Default" and "Event of Default" shall have the following meanings:

         (a) "Default" means the occurrence of any event or condition that with the passage of time or giving of notice, or both, would constitute an Event of Default.

         (b) The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Agreement:

                  (i) Failure of the Pledgor to make any payment of principal or interest when due under the Note, or

                  (ii) Breach of or failure in the due observance or performance of any covenant, condition or agreement on the part of Pledgor to be observed or performed pursuant to this Agreement or the Note, which such breach or failure is not cured within 30 days after written notice thereof.

Section 4.2.      VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Default or Event of Default shall have occurred which has not been expressly waived:

                  (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; and

                  (ii) Pledgor shall be entitled to receive and retain any and all cash dividends paid in respect of the Pledged Collateral.

         (b) Upon the occurrence of a Default or Event of Default and thereafter unless expressly waived:

                  (i) All rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 4.2.(a)(i) and to receive the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 4.2.(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

                  (ii) All dividends which are received by Pledgor contrary to the provisions of Section 4.2.(b)(i) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

Section 4.3. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred which has not been expressly waived:

         (a) Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to Secured Party, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the Commonwealth of Massachusetts at that time.

         (b) Any cash held by Secured Party as Pledged Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                           ARTICLE 5. MISCELLANEOUS.

Section 5.1. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided at law.

Section 5.2. NOTICES. All notices to be given hereunder shall be given in the manner provided under the Amended and Restated Employment Agreement of even date herewith between Pledgor and Secured Party.

Section 5.3. BINDING NATURE. This Agreement shall (a) be binding upon Pledgor, his heirs, executors, personal representatives and assigns, and (b) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party's successors, transferees and assigns.

Section 5.4. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the Commonwealth of Massachusetts are used herein as therein defined.

Section 5.5. HEADINGS FOR CONVENIENCE. The underlined or capitalized captions of this Agreement are for convenience of reference only and shall not be deemed to define or limit the provisions hereof or to affect their construction or application.

Section 5.6. TERMINATION. This Agreement shall terminate on the payment in full of the Obligations.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                                             PLEDGOR

                                             ---------------------------------
                                             James A. Dolce, Jr.



                                             UNISPHERE SOLUTIONS, INC.


                                             By:
                                                ------------------------------

                                                                     EXHIBIT B
                                                                 [TO EXHIBIT C]


                            UNISPHERE SOLUTIONS, INC.

                            Joint Escrow Instructions




                                 August 4, 2000

Secretary
Unisphere Solutions, Inc.
One Executive Drive
Chelmsford, MA  01824

Dear Sir:

         As Escrow Agent for Unisphere Solutions, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the "Company"), and the undersigned person ("Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

         1. APPOINTMENT. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, "Shares" shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

         2. CLOSING OF PURCHASE.

         (a) Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         (b) At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

         3. WITHDRAWAL. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

         4. DUTIES OF ESCROW AGENT.

         (a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         (b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         (c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         (d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         (e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

         (f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

         (g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         (h) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         (i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

         (j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys' fees and disbursements, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

         5. NOTICE. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

        COMPANY:        Unisphere Solutions, Inc.
                        One Executive Drive
                        Chelmsford, MA  01824

        HOLDER: Notices to Holder shall be sent to the address set forth below Holder's signature below.

        ESCROW AGENT:   Secretary
                        Unisphere Solutions, Inc.
                        One Executive Drive
                        Chelmsford, MA  01824

         6. MISCELLANEOUS.

         (a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.


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
         (b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                   UNISPHERE SOLUTIONS, INC.



                                   By:
                                      ------------------------------------------


                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                                   Address: One Executive Drive
                                            Chelmsford, MA  01824


                                   ---------------------------------------------
                                   James A. Dolce, Jr.

                                   Address: 9 Stonegate Road
                                            Hopkinton, MA  01748

                                   Date Signed:
                                               ---------------------------------


ESCROW AGENT:



------------------------------

Secretary

                                    EXHIBIT D
                                      DRAFT

             SEPARATION AGREEMENT AND GENERAL RELEASE ("AGREEMENT")



CONSULT WITH A LAWYER BEFORE SIGNING THIS AGREEMENT, BY SIGNING THIS AGREEMENT YOU GIVE UP AND WAIVE IMPORTANT LEGAL RIGHTS.



         AGREEMENT made as of this ___ day of ____, ____, by and between James
A. Dolce ("Dolce"), residing at __________________________, and Unisphere Solutions, Inc. ("USI"), located at One Executive Drive, Chelmsford, Massachusetts 01824.

         USI and Dolce, based upon good and valuable mutual consideration, including the execution by Dolce of this AGREEMENT, hereby mutually consent to and agree to the following:

1.       Dolce shall terminate his employment from USI on _________.

2. Dolce shall be paid no later than 15 days after his termination of employment from USI a lump sum separation benefit of $________, which represents 12 months of his current annual salary and one year short term target incentive plan bonus. This payment will be less applicable federal, state and local withholding and FICA taxes and is in lieu of any separation or severance benefit Dolce would otherwise be eligible to receive from USI or from any affiliate of USI. In addition, Dolce shall be paid all accrued but unpaid salary through ____________, and will be reimbursed for all expenses incurred by him in accordance with the terms of the Employment Agreement between Dolce and the Company.

3. Dolce shall have a nonforfeitable right to, and shall be eligible to receive, the consideration payable to him under the Agreement and Plan of Merger dated as of March 14, 1999 among Siemens Corporation, Wolf Acquisition Corp., and Redstone Communications Inc. ("Merger Agreement") with respect to which Dolce's rights were not vested at Closing (as defined in the Merger Agreement) and which has not yet been paid as of the date of his termination of employment from USI.

4. All of the options held by Dolce to purchase shares of Common Stock of USI and all shares of restricted Common Stock held by Dolce as of the date of his termination of employment from USI shall become vested and exercisable in full.

5. Dolce's participation as an active employee in the Group Insurance Plans of USI will cease as of the date of his termination of employment from USI. Thereafter, Dolce and his covered dependents shall be eligible for continuation coverage under the health plans of USI pursuant to the federal Consolidated Omnibus Budget Reconciliation Act. For the 12 month period following Dolce's termination of employment from USI, Dolce shall only be responsible for paying for the cost of such continued health coverage at the rate he would have paid as an active employee. For the next six months, Dolce may continue such health continuation coverage provided he pays the full cost for such coverage at the rate charged to other former employees who elect such coverage. Dolce shall also continue to be provided with the basic life insurance coverage that he had at the time of his termination of employment from USI for the 12 month period following his termination of employment at the cost he would have paid for such coverage as an active employee.

6. Dolce agrees to resign any corporate office, directorship, manager position or official position of any kind which he holds with USI or any affiliate of USI effective _________.

7. Except as provided herein, Dolce agrees that neither USI, nor any affiliate of USI have any obligation to Dolce for any other money or benefits, including, but not limited to, salary, benefits, bonus, vacation, severance, pension, medical, life or other insurance.

8. This AGREEMENT sets forth the entire AGREEMENT between the parties and supersedes any and all prior AGREEMENTS or understanding between the parties, other than the Employment Agreement. However, nothing contained in this AGREEMENT shall be deemed to in any way reduce the obligations of Dolce under any employee patent and secrecy agreement, confidentiality agreement or non-competition and non-solicitation agreement which Dolce has signed, including, but not limited to, the Amended and Restated Non-Competition and Non-Solicitation Agreement dated as of August 1, 2000, between USI and Dolce.

9. Dolce understands USI will not be required to provide any payments or benefits set forth in Paragraphs 2 through 7 of this AGREEMENT until this AGREEMENT becomes effective.

10. Dolce acknowledges that there are many laws and regulations prohibiting employment discrimination pursuant to which he may have rights or claims, including but not limited to, the Age Discrimination in Employment Act of 1967, as amended, Americans with Disabilities Act of 1990, Title VII of the Civil Rights Acts of 1964 and 1991, and the Older Workers Benefit Protection Act. Dolce also understands that there are other statutes and laws of contract and tort otherwise relating to his employment, including, without limitation, claims for wrongful discharge, discrimination, defamation, and negligent or intentional infliction of emotional distress. In consideration of the payments and benefits set forth in Paragraphs 2 through 7 of this AGREEMENT, Dolce waives and releases any rights he may have against USI or any affiliate of USI under these and other laws, but he does not intend to, nor is he waiving any rights or claims that may arise after the date that he signs this AGREEMENT.

11. In exchange for the payments and benefits set forth in Paragraphs 2 through 7 of this AGREEMENT, upon reasonable notice, Dolce also promises to make himself reasonably available to USI and affiliates of USI regarding any current or future litigation of matters or claims of which Dolce may have factual knowledge. In this regard, Dolce agrees to provide information to USI or affiliates of USI, assist in and provide information for responses to pleadings and discovery, and assist in, prepare for and provide testimony at depositions, trials or at any other proceeding, whether requested by USI or an affiliate of USI or subpoenaed by another party. USI agrees to compensate Dolce for any reasonable expenses he may incur in connection with making himself available to assist USI or an affiliate of USI, such as travel, hotel and meal expenses.

12. (a) In consideration of the payments and benefits set forth in Paragraphs 2 through 7 of this AGREEMENT, on behalf of himself, his heirs and personal representatives, Dolce releases and discharges 9 the COMPANY from any and all charges, claims and actions, including but not limited to those arising out of his employment or the cessation of his employment with the COMPANY and Covenants Not to Sue the COMPANY for such charges, claims and actions. Dolce will not bring any such charges, claims or actions against the COMPANY in the future, except a charge, claim or action based upon rights or claims that may arise after the date that he signs this AGREEMENT. Notwithstanding the foregoing, this Paragraph 12(a) shall not apply to any claim for indemnification that Dolce may have under the Certificate of Incorporation or By-laws of the Company, or otherwise.

     (b) As referred to in this paragraph, the COMPANY includes USI and its partners, parents, subsidiaries, affiliates and divisions and all of their respective successors and assigns, and their directors, officers, representatives, shareholders, agents, attorneys, employees and former employees, whether as individuals or in their official capacity, and their respective heirs and personal representatives.

13. Apart from any decisions or awards made under Paragraph 15 of this AGREEMENT, neither USI nor Dolce is to be regarded as a prevailing party for any purpose by reason of this AGREEMENT.

14. Dolce acknowledges that he does not possess any rights or claims to any future employment with USI or any affiliate of USI, and will not apply for, seek or attempt to gain employment at any time with USI or any affiliate of USI.

15. Any and all material disputes, complaints, controversies, claims and grievances (excluding those specifically excepted herein) arising under, out of, in connection with, or in any manner related to this AGREEMENT or the relation of the parties hereunder shall be submitted to final and binding arbitration to be conducted by the American Arbitration Association in accordance with its rules and regulations. Arbitration proceedings hereunder may be commenced by written notice from either party hereto to the other party. Such proceedings and evidence shall be confidential. The arbitrator shall have the power and the authority to make such decisions and awards as he shall deem appropriate, including granting compensatory damages and costs to the prevailing party (including fees of the arbitrator, but excluding punitive, exemplary, consequential or special damages, and attorneys'
         fees), and granting or issuance of such mandatory directions, prohibitions, orders, restraints and other injunctions (other than any of the foregoing that would reestablish the employment relationship formerly existing between Dolce and USI or an affiliate of USI) that he may deem necessary or advisable directed to or against any of the parties, including a direction or order requiring specific performance of any covenant, agreement or provision of this AGREEMENT as a result of a breach or threatened breach thereof. The cost of such arbitration shall be borne equally by the parties except that each party shall bear its own cost of attorneys' fees and expenses. Any decision and award of the arbitrator shall be final, binding and conclusive upon all of the parties hereto and said decision and award may be entered as a final judgment in any court of competent jurisdiction. It is expressly agreed that arbitration as provided herein shall be the exclusive means for determination of all matters as above provided and neither of the parties hereto shall institute any action or proceeding in any court of law or equity, state or federal, other than respecting enforcement of the arbitrator's award hereunder. The foregoing sentence shall be a bona fide defense in any action or proceeding instituted contrary to this AGREEMENT. Notwithstanding the foregoing, nothing contained herein shall prevent or restrain in any manner USI or an affiliate of USI from instituting an action or claim in any court, or such other forum as may be appropriate to enforce the terms of any employee patent and secrecy agreement or non-competition and non-solicitation agreement, (or similar agreement relating to USI's or an affiliate of USI's confidential or proprietary business information or trade secrets) to protect USI's or an affiliate of USI's proprietary or confidential business information or trade secrets, to enforce or protect USI's or an affiliate of USI's patent, copyright trademark, trade name or trade dress rights, to redress claims for product disparagement or trade libel, or to protect USI's or an affiliate of USI's reasonable business expectations or relations with third parties.

16. Dolce acknowledges and agrees that the payments and benefits under this AGREEMENT fully satisfy any or all requirements to make payments to him upon his termination of employment from USI under any employment agreement, including, but not limited to the Amended and Restated Employment Agreement dated as of August 1, 2000, between Dolce and USI.

17. This AGREEMENT shall be deemed to have been made within the Commonwealth of Massachusetts and shall be interpreted and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and before the Courts of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

18. (a) The terms and provisions (collectively "provisions") of this AGREEMENT are severable.

         (b) If one or more provisions or terms of this AGREEMENT shall be ruled unenforceable or void, the provisions so affected shall be deemed amended and shall be construed so as to enable the provision(s) to be applied and enforced to the maximum lawful extent.

19. Dolce understands that this AGREEMENT may not affect the rights and responsibilities of the Equal Employment Opportunity Commission ("Commission") to enforce the Age Discrimination in Employment Act ("ADEA") or be used to prevent an employee from filing a charge under the ADEA.

20. Dolce acknowledges that he received this AGREEMENT on the ______ day of ____________, _______, has had an opportunity to consult an attorney before signing it, and was given a period of at least twenty-one (21) days to consider this AGREEMENT. Dolce acknowledges that in signing this AGREEMENT, he has relied only on the promises written in this AGREEMENT and not on any other promise made by USI or any affiliate of USI.

21. Dolce has seven (7) days to revoke this AGREEMENT after he signs it. This AGREEMENT will not become effective or enforceable until ten (10) days after USI has received his signed copy of this AGREEMENT. Notice of revocation, as well as any other notices under this AGREEMENT, must be delivered in writing to __________________________________________.


22.      This AGREEMENT may not be modified or changed orally.



By:
         --------------------------------------         ------------------------
         James A. Dolce                                 Date



UNISPHERE SOLUTIONS, INC.


By:
         --------------------------------------         ------------------------
                                                        Date

PLEASE WRITE THIS SENTENCE IN THE SPACE PROVIDED IF IT IS TRUE:


         I have read this SEPARATION AGREEMENT AND GENERAL RELEASE and I understand all of its terms. I enter into and sign the AGREEMENT knowingly and voluntarily, with full knowledge of what it means.

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                        -----------------------------      ---------------------
                        James A. Dolce                     Date